UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                                                   Exhibit 10.18

                                GSE Systems, Inc.
             (Exact name of registrant as specified in its charter)


                             MODIFICATION AGREEMENT


     THIS MODIFICATION AGREEMENT (this "Agreement") is made as of the ___ day of January, 1999 by and among GSE POWER SYSTEMS, INC. (f/k/a Simulation, Systems & Services Technologies Company), a Delaware corporation ("GSE Power"), MSHI, INC., a Virginia corporation ("MSHI"), GSE PROCESS SOLUTIONS, INC., a Delaware corporation ("GSE Process"), GSE SYSTEMS, INC., a Delaware corporation ("GSE"), GP INTERNATIONAL ENGINEERING & SIMULATION, INC., a Delaware corporation ("GPI"), GP STRATEGIES CORPORATION, a Delaware corporation ("GP Strategies"), MANTECH
INTERNATIONAL CORPORATION, a New Jersey corporation ("ManTech"), GSE PROCESS SOLUTIONS B.V. (f/k/a Beleggingsmaatschappij Rivier B.V.) ("GSE B.V."), GSE PROCESS SOLUTIONS SINGAPORE (PTE) LIMITED ("GSE Singapore") and GSE PROCESS SOLUTIONS BELGIUM NV ("GSE Belgium") and FIRST UNION NATIONAL BANK, a national banking association, successor by merger to CoreStates Bank, N.A. (the "Lender"). GSE Power, MSHI and GSE Process are collectively called the "Borrowers." GSE, GPI, GSE B.V., GSE Singapore, GSE Belgium, GP Strategies and ManTech are collectively called the "Guarantors." The Borrowers and the Guarantors are collectively called the "Obligors."

Recitals

     A. $7,000,000 GSE Power Line of Credit

     A-1. The Lender extended a line of credit in the original principal amount of $7,000,000 (the "GSE Power Line of Credit") to GSE Power and MSHI pursuant to a Letter of Credit, Loan and Security Agreement dated January 30, 1996, as amended from time to time (the "GSE Power Line of Credit Agreement"). The GSE Power Line of Credit is evidenced by a Promissory Note dated January 30, 1996 in the original principal amount of $7,000,000, as amended from time to time (the "GSE Power Line of Credit Note").

     A-2. The GSE Power Line of Credit is secured by, among other things, (a) the GSE Power Line of Credit Agreement, whereby GSE Power and MSHI granted to the Lender a security interest in (i) all of GSE Power's and MSHI 's Accounts, Inventory, Chattel Paper, Documents, Instruments, General Intangibles (including without limitation all tax refunds) and Equipment (whether or not fixtures) (as defined in the GSE Power Line of Credit Agreement), as more particularly described therein and (ii) a Lockbox (the "GSE Power Lockbox"), Restricted Account #14106-95540, the Borrowers' Account #14106-95532 (as defined in the GSE Power Line of Credit Agreement) and any other account established by GSE Power or MSHI with the Lender and all cash and any other assets contained therein; (b) a Security Agreement dated January 30, 1996 between GPI and the Lender (the "GPI Security Agreement"), whereby GPI granted to the Lender a security interest in all of GPI's inventory (including raw materials and work-in-process), equipment, accounts, general intangibles, chattel paper, instruments and documents, as more particularly described therein; (c) a Collateral Assignment of Patents,
Trademarks,  Copyrights,  Licenses  and Trade  Secrets  dated  January  30, 1996 between  GSE Power and the  Lender  (the "GSE  Power  Assignment  of  Patents"),
whereby GSE Power granted to the Lender a security interest in all of GSE Power's patents, patent applications, inventions, trademarks, service marks, trademark applications, service mark applications, trademark registrations, service mark registrations, tradenames, trade dress, goodwill, licenses, copyrights, copyright applications, copyright registrations and trade secrets, as more particularly described therein; and (d) a Collateral Assignment of Patents, Trademarks, Copyrights, Licenses and Trade Secrets dated January 30, 1996 between GPI and the Lender (the "GPI Assignment of Patents"), whereby GPI granted to the Lender a security interest in all of GPI's patents, patent applications, inventions, trademarks, service marks, trademark applications, service mark applications, trademark registrations, service mark registrations, tradenames, trade dress, goodwill, licenses, copyrights, copyright applications, copyright registrations and trade secrets, as more particularly described therein.

     A-3. The GSE Power Line of Credit is guaranteed by GSE and GPI pursuant to separate Guaranty Agreements dated January 30, 1996 (the "GSE Power Corporate Guaranties").

     A-4. The GSE Power Line of Credit is also guaranteed by the Export-Import Bank ("Exim") pursuant to a Master Guarantee Agreement (No. PA-MGA-005) dated December 12, 1995 and a Master Guarantee Agreement (No. PA-MGA-96-005) dated February 13, 1997, as amended from time to time, including without limitation a letter dated December 17, 1998 evidencing an extension by Exim of the Availability Date (as defined in such Master Guarantee Agreement) to March 31, 1999 (collectively, the "Exim Guaranty"). In connection with the Exim Guaranty, GSE Power and MSHI entered into Borrower Agreements dated December 12, 1995 and February 13, 1997 with the Lender, as amended from time to time (collectively, the "Exim Borrower Agreement").

     A-5. Pursuant to the GSE Power Line of Credit Agreement, the Lender also agreed to issue from time to time, subject to the provisions thereof, letters of credit. In connection therewith, GSE Power and MSHI entered into separate Master Letter of Credit Agreements dated January 30, 1996, in favor of the Lender (the "GSE Power
Letter of Credit Agreements").

     A-6. The GSE Power Line of Credit Agreement, the GSE Power Line of Credit Note, the GPI Security Agreement, the GSE Power Assignment of Patents, the GPI Assignment of Patents, the GSE Power Corporate Guaranties, the Exim Guaranty, the Exim Borrower Agreement, the GSE Power Letter of Credit Agreements and all other documents evidencing, securing, guaranteeing or otherwise related to the GSE Power Line of Credit are collectively called the "GSE Power Loan Documents".

     A-7. As of December 18, 1998, exclusive of any amounts which may become due in connection with the GSE Power Letter of Credit Agreements, there is due under the GSE Power Line of Credit principal of Five Million Eight Hundred Thousand Nine Hundred and 00/100 Dollars ($5,800,900.00) and interest of Twenty-Three Thousand Six Hundred Fifty-Five and 00/100 Dollars ($23,655.00), plus attorneys' fees and other costs which are payable under the GSE Power Loan Documents.

     A-8. Pursuant to Article III of the GSE Power Line of Credit Agreement, and included within the maximum amount available to be borrowed by GSE Power and MSHI under the GSE Power Line of Credit, there is outstanding Letter of Credit No. SM406588 in the face amount of $180,243 issued by the Lender for the benefit of Central Trust of China Procurement Department (the "GSE Power Letter of Credit").

     B. $3,000,000 GSE Process Line of Credit

     B-1. The Lender extended a line of credit in the original principal amount of $7,000,000 (subsequently reduced to $3,000,000) (the "GSE Process Line of Credit") to GSE Process pursuant to a Letter of Credit, Loan and Security Agreement dated January 31, 1995, as amended and restated by an Amended and Restated Letter of Credit, Loan and Security Agreement dated October 13, 1995, as amended by an Amendment Number One to Amended and Restated Letter of Credit, Loan and Security Agreement and Promissory Note dated February 23, 1996 ("Amendment Number One") and by an Amendment Number Two to Amended and Restated Letter of Credit, Loan and Security Agreement and Promissory Note dated November 11, 1997 ("Amendment Number Two") (collectively, the "GSE Process Line of Credit Agreement"). The GSE Process Line of Credit is evidenced by a Promissory Note dated October 13, 1995 in the original principal amount of $7,000,000 (which replaces a Promissory Note dated January 31, 1995 in the original principal amount of $6,000,000), as amended by Amendment Number One and by Amendment Number Two (collectively, the "GSE Process Line of Credit Note")

     B-2. The GSE Process Line of Credit is secured by, among other things, (a) the GSE Process Line of Credit Agreement, whereby GSE Process granted to the Lender a security interest in (i) all of GSE Process's Accounts, Inventory, Chattel Paper, Documents, Instruments, General Intangibles (including without limitation all tax refunds) and Equipment (whether or not fixtures) (as defined in the GSE Process Line of Credit Agreement), as more particularly described therein and (ii) a Lockbox(the "GSE Process Lockbox"), Restricted Account #2013-3257, the Borrower's Account #2013-3249 (as defined in the GSE Process Line of Credit Agreement) and any other account established by GSE Process with the Lender and all cash and any other assets contained therein; and (b) a Demand Note dated January 31, 1995 from GSE to GSE Process in the original principal amount of $750,000, which has been endorsed to the order of the Lender (the "Assigned Note").

     B-3. The GSE Process Line of Credit is guaranteed by GSE B.V., GSE Singapore and GSE Belgium pursuant to separate Guaranties dated October 13, 1995 and by GP Strategies and ManTech pursuant to separate Guarantees dated March 6, 1998 (the "GSE Process Guaranties").

     B-4. Pursuant to the GSE Process Line of Credit Agreement, the Lender also agreed to issue from time to time, subject to the provisions thereof, letters of credit. In connection therewith, GSE Process entered into a Master Letter of Credit Agreement dated January 31, 1995, in favor of the Lender (the "GSE Process Letter of Credit Agreement").

     B-5. The GSE Process Line of Credit Agreement, the GSE Process Line of Credit Note, the Assigned Note, the GSE Process Guaranties, the GSE Process Letter of Credit Agreement and all other documents evidencing, securing, guaranteeing or otherwise related to the GSE Process Line of Credit are collectively called the "GSE Process Loan Documents."

     B-6. As of December 18, 1998, exclusive of any amounts which may become due in connection with the GSE Process Letter of Credit Agreement, there is due under the GSE Process Line of Credit principal of Zero and 00/100 Dollars ($-0-) and interest of One Thousand One Hundred Ten and 52/100 Dollars ($1,110.52), plus attorneys' fees and other costs which are payable under the GSE Process Loan Documents.

     B-7. Pursuant to Article III of the GSE Process Line of Credit Agreement, and included within the maximum amount available to be borrowed by GSE Process under the GSE Process Line of Credit, there is outstanding Letter of Credit No. 405600 in the face amount of $630,000 issued by the Lender for the benefit of 8930 Stanford Boulevard, LLC (the "GSE Process Letter of Credit").

     C. The GSE Power Line of Credit and the GSE Process Line of Credit are called the "Lines of Credit." The GSE Power Line of Credit Agreement and the GSE Process Line of Credit Agreement are called the "Line of Credit Agreements." The GSE Power Line of Credit Note and the GSE Process Line of Credit Note are called the "Notes." The GSE Power Loan Documents and the GSE Process Loan Documents are called the "Loan Documents." The GSE Power Lockbox and the GSE Process Lockbox are collectively called the "Lockboxes." Restricted Account #14106-95540 and Restricted Account #2013-3257 are collectively called the "Restricted Accounts." Borrowers' Account #14106-95532 and Borrower's Account #2013-3249 are collectively called the "Borrowers' Accounts." The GSE Power Letter of Credit Agreements and the GSE Process Letter of Credit Agreement are collectively called the "Letter of Credit Agreements." The GSE Power Letter of Credit and the GSE Process Letter of Credit (and any replacement for such Letter of Credit issued pursuant to paragraph 10 hereof), together with any other Letters of Credit which may be issued by the Lender pursuant to the terms of the Letter of Credit Agreements, as amended by this Agreement, are collectively called the "Letters of Credit."

     D. Capitalized terms used herein and no otherwise defined herein shall have the meanings set forth in the applicable Loan Documents.

     E. The Lines of Credit matured on December 31, 1998.

     F. The Obligors have requested that the Lender continue to make advances under the Lines of Credit and extend the maturity dates of the Lines of Credit until June 30, 1999 and the Lender is willing to do so subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto covenant and agree as follows.

1. Recitals. The Recitals set forth above are a material part of this Agreement. The Obligors acknowledge and affirm the accuracy of the Recitals set forth above.

2. Confirmation and Ratification of Documents; Consent to this Agreement. The Obligors agree that the Loan Documents are in full force and effect and that each Loan Document shall remain in full force and effect unless and until modified or amended in writing in accordance with its terms. The Obligors ratify and confirm their respective obligations under the Loan Documents, and agree that the execution and delivery of this Agreement shall not in any way diminish or invalidate any of their respective obligations under the Loan Documents. All parties consent to the execution and delivery of this Agreement and to all the provisions of this Agreement to the extent that such provisions may modify the terms and provisions of any of the Loan Documents.

3. Extension Fee/Administrative Fee.
(a) Upon execution of this Agreement, the Borrowers shall pay to the Lender by certified or cashier's check an extension fee of $10,000.
(b) Commencing on the date of execution of this Agreement (representing the January 1999 monthly payment) and on the first day of each month thereafter, the Borrowers shall pay monthly to the Lender an administrative fee of approximately $500, the exact amount to be determined by the Lender.

4. Costs and Expenses. Upon execution of this Agreement, the Borrowers shall pay to the Lender by certified or cashier's check all actual costs and expenses, including, without limitation, attorneys' fees, UCC search costs and recordation costs incurred by the Lender in connection with the Lines of Credit.

5. Landlord's Waivers. Contemporaneously with the execution of this Agreement, the Borrowers shall deliver to the Lender agreements which must be in form and substance satisfactory to the Lender in its sole discretion, waiving any landlord's or mortgagee's or lienholder's rights to enforce any claim against the Borrowers against any collateral of the Lender and allowing the Lender to have access to its collateral for purposes of inspection and/or to take possession thereof in accordance with the Lender's rights under the Loan Documents and applicable law. In connection therewith, and contemporaneously with the execution of this Agreement, the Borrowers shall provide to the Lender copies of all leases, mortgages or similar agreements relating to any facility that is not owned by the Borrowers at which any collateral is located.

6. Permanent Reductions in GSE Process Line of Credit. Upon execution of this Agreement, the availability under the GSE Process Line of Credit shall be permanently reduced to $2,000,000. Effective January 31, 1999, the GSE Process Line of Credit shall be permanently reduced to $1,750,000. Effective February 3, 1999, the GSE Process Line of Credit shall be permanently reduced to $1,120,000. Effective March 31, 1999, the GSE Process Line of Credit shall be permanently reduced to $1,000,000. In the event that, on the date that each of the foregoing reductions is effective, the amount outstanding under the GSE Process Line of Credit shall exceed the amount available under the GSE Process Line of Credit as reduced, GSE Process shall pay to the Lender an amount equal to the difference between the amount available as reduced and the amount outstanding on the date that each of the foregoing reductions is effective.

7. Qualified Receivables/Eligible Receivables/Borrowing Base Certificates.

     (a) For the GSE Power Line of Credit, for purposes of determining Collateral Value, Qualified Receivables will continue to be valued at ninety percent (90%) of their outstanding principal amount. The definition of Qualified Receivables in the GSE Power Line of Credit Agreement is amended to provide that the payment obligation represented by the Qualified Receivable shall not have been outstanding more than 90 calendar days from the date of the original invoice. Qualified Receivables shall not include any intercompany Receivables (i.e., Receivables owed by an affiliate or subsidiary of either of the Borrowers or any of the Guarantors). Inventory (i.e., Unbilled Receivables) shall be valued at fifty percent (50%) of their outstanding principal amount. Qualified Receivables and Inventory which are not included for purposes of determining Collateral Value shall nevertheless remain as collateral for all obligations owed to the Lender.

     (b) For the GSE Process Line of Credit, Collateral Value will be equal to 80% of the amount of Eligible Receivables (as defined in the applicable loan agreement). The definition of Eligible Receivables in the GSE Process Line of Credit Agreement is amended to provide that the payment obligation represented by the Qualified Receivable shall not have been outstanding more than 60 calendar days from the date of the original invoice. Eligible Receivables shall not include any intercompany Receivables (i.e., Receivables owed by an affiliate or subsidiary of either of the Borrowers or any of the Guarantors) or any International Receivable. Inventory shall be valued at zero. Eligible Receivables and Inventory which are not included for purposes of determining Collateral Value shall nevertheless remain as collateral for all obligations owed to the Lender. GSE Process shall maintain at all times (regardless of whether any amounts are outstanding under the GSE Process Line of Credit or the GSE Process Line of Credit has been paid in full) at least $3,000,000 in Eligible Receivables.

     (c) Each of the Borrowers shall furnish the Lender with borrowing base certificates (in form acceptable to the Lender in its sole discretion) (i) not later than 1:00 p.m. (Baltimore, Maryland time) on Tuesday of each week (for the week ending the prior Friday) (regardless of whether any advance is requested),
(ii) not later than 1:00 p.m. (Baltimore, Maryland time) on the Business Day following any day (which must be a Business Day) on which an advance is requested (which must be current as of the day immediately preceding the day the borrowing base certificate must be furnished to the Lender) and (iii) at such other times as the Lender may request. Such borrowing base certificates should be sent to (a) First Union National Bank, 1970 Chain Bridge Road, McLean, Virginia 22102, Attn: David A. Dix, Vice President and (b) Audit and Collateral, Philadelphia, Pennsylvania, Attn: Betty Boyle, Telecopy (215) 973-2224.

     8. Interest Rate. The unpaid principal balances (both the existing unpaid principal balances and future advances) of the Lines of Credit shall bear interest at the Lender's prime rate plus one and one-half percent (11/2%) through April 29, 1999. Commencing on April 30, 1999, the unpaid principal balances (both the existing unpaid principal balances and future advances) of the Lines of Credit shall bear interest at the Lender's prime rate plus three percent (3%). The Borrowers will no longer have the option to request a Eurodollar Loan (as defined in the applicable Line of Credit Agreements). Upon the occurrence of an Event of Default, interest shall accrue and be payable at the applicable interest rate plus one percent (1%).

     9. Maturity Date. The Lines of Credit shall expire on June 30, 1999 (the "Maturity Date") and all principal, interest and other sums then outstanding shall be immediately due and payable. The Obligors acknowledge that the Lender has previously extended the maturity dates of the Lines of Credit and further acknowledge that the Lender has advised the Obligors that this will be the final extension.

     10. Letters of Credit.

     (a) No Letters of Credit that expire after the date the Exim Guaranty expires shall be issued under the GSE Power Line of Credit. Notwithstanding the foregoing, any Letters of Credit issued under the GSE Power Line of Credit must comply in all respects with Section 4.10 of the Exim Guaranty. No Letters of Credit shall be issued under the GSE Process Line of Credit, except that upon the expiration of existing GSE Process Letter of Credit No. 405600 in the face amount of $630,000 issued by the Lender for the benefit of 8930 Stanford Boulevard, LLC, and provided that no Event of Default has occurred hereunder, the Lender agrees to issue a Letter of Credit in the face amount of $555,000 with an expiration date of February 3, 2000 to replace such existing GSE Process Letter of Credit.

     (b) By June 30, 1999, the Borrowers must either (i) replace any Letters of Credit that expire after June 30, 1999 and cause the beneficiaries of such Letters of Credit to return the original Letters of Credit to the Lender or (ii) purchase a certificate of deposit in an amount equal to the aggregate face amount of all Letters of Credit that expire after June 30, 1999, which shall be pledged to the Lender and (A) applied by the Lender against any amounts due under the Letters of Credit in the event any Letters of Credit are drawn or (B) returned to the Borrowers at such time as the original Letters of Credit are returned to the Lender without having been drawn, provided that all principal, interest and other sums due under the Lines of Credit have been paid in full; the Borrowers shall execute such documentation in connection therewith as the Lender may require in its sole discretion.

     11. Lockbox. Each of the Borrowers has established a Lockbox with the Lender into which GSE Power and GSE Process have directed, or will direct by written notice in form and substance satisfactory to the Lender in its sole discretion, all account debtors of GSE Power and GSE Process to send all payments on accounts. Amounts received in each Lockbox shall be deposited upon collection into collateral accounts (separately, the "GSE Power Collateral Account" and the "GSE Process Collateral Account" and collectively, the "Collateral Accounts") over which the Lender shall have sole power of withdrawal until such time as the Lines of Credit shall have been fully satisfied. All amounts in the GSE Power Collateral Account shall be applied, on a daily basis, to reduce the outstanding balance of the GSE Power Line of Credit, in such manner as the Lender may determine in its sole discretion. All amounts in the GSE Process Collateral Account shall be applied, on a daily basis, to reduce the outstanding balance of the GSE Process Line of Credit, in such manner as the Lender may determine in its sole discretion. Immediately upon an Event of Default, all amounts in the Collateral Accounts may be applied to reduce the outstanding balances of either or both of the Lines of Credit, in such manner as the Lender may determine in its sole discretion (i.e., all amounts in the GSE Power Collateral Account may be applied to reduce the outstanding balance of the GSE Power Line of Credit and/or the GSE Process Line of Credit and all amounts in the GSE Process Collateral Account may be applied to reduce the outstanding balance of the GSE Process Line of Credit and/or the GSE Power Line of Credit, in such manner as the Lender may determine in its sole discretion).

     12. Financial Covenants. The financial covenants set forth in Article X of the Line of Credit Agreements are deleted and replaced with the following:

     (a) GSE shall maintain a ratio of Total Liabilities to Tangible Net Worth (i.e., Total Stockholders' Equity less goodwill and other intangible assets and software development costs) of not more than 3.9 to 1.0 at all times commencing on December 31, 1998 and thereafter.

     (b) GSE shall maintain a Tangible Net Worth of not less than $5,000,000 at all times commencing on December 31, 1998 and thereafter.

     (c) GSE shall maintain a ratio of EBIT/Interest of not less than 4.0 times at all times commencing on December 31, 1998 and thereafter.

     (d) GSE shall maintain Net Working Capital of not less than $1,000,000 at all times commencing on December 31, 1998 and thereafter.

     (e) GSE shall maintain EBITDA for each quarter of not less than $1,250,000 (to be tested at December 31, 1998 and quarterly thereafter).

     Unless otherwise defined, all accounting terms shall have the definitions given them in accordance with generally accepted accounting principles as applied to GSE and its subsidiaries, on a consistent basis by its accountants in the preparation of its previous annual financial statements, and unless otherwise indicated, all accounting terms and covenants shall be applied on a consolidated basis.

     13. Borrowings.

     (a) Section 11.3 of the Line of Credit Agreements is deleted and replaced with the following: Neither of the Borrowers shall incur any liability for borrowed money except for the indebtedness to the Lender.

     (b) The definition of Permitted Liens is amended to delete subsection (h).

     (c) Notwithstanding the foregoing, existing indebtedness to GSE or any of the stockholders of GSE as set forth in Schedule 1 attached hereto shall be permitted and the Borrowers shall be permitted to incur indebtedness after the date hereof as set forth on Schedule 2 attached hereto.

     14. Financial Statements and Information.

     (a) Commencing on January 15, 1999 and on the fifteenth day of each month thereafter, the Borrowers shall provide on a monthly basis a list of accounts receivable, a listing of open unbilled contracts receivable (for GSE Power) and accounts payable agings and listings current as of the end of the prior month. The Borrowers shall send such list to (a) First Union National Bank, 1970 Chain Bridge Road, McLean, Virginia 22102, Attn: David A. Dix, Vice President, (b) Audit and Collateral Management, Philadelphia, Pennsylvania, Attn: Betty Boyle, Telecopy (215) 973-2224 and (c) Exim.

     (b) The Borrowers shall provide the Lender and Exim on a monthly basis consolidated and consolidating financial statements in such form and detail as the Lender may require and a certificate of the chief financial officer of GSE stating whether any default or Event of Default has occurred under the Loan Documents, this Agreement or any documents executed in connection with this Agreement and, if so, stating the facts with respect thereto. The Borrowers shall also provide the Lender and Exim on a monthly basis with both a Contract Status Report and open export purchase order listing certified by the chief financial officer of GSE stating whether GSE Power and MSHI are in compliance with the terms and conditions of the Exim Guaranty and related Loan Authorization Agreement and Borrower Agreement and, if not, stating the facts relating to such noncompliance. Such Contract Status Report shall also include letter of credit coverage, currency and United States made product content and such other information as the Lender may request.

     (c) Within one hundred twenty (120) days from the end of each fiscal year, the Borrowers shall provide to the Lender and Exim the complete 10-K and consolidating balance sheets and income and expense statements of GSE together with its subsidiaries audited by an independent certified public accountant firm selected by GSE and acceptable to the Lender. Within forty-five (45) days from the end of each fiscal quarter, the Borrowers shall provide to the Lender and Exim the complete 10-Q and consolidating balance sheets and income and expense statements of GSE together with its subsidiaries, in reasonable detail and prepared in accordance with GAAP and certified by the chief financial officer of GSE. The foregoing financial statements shall be accompanied by a certificate of the chief financial officer of GSE stating whether any default or Event of Default has occurred under the Loan Documents, this Agreement or any documents executed in connection with this Agreement and, if so, stating the facts with respect thereto. Such certificate shall also state whether GSE Power and MSHI are in compliance with the terms and conditions of the Exim Guaranty, the Exim Borrower Agreement and the related Loan Authorization Agreement. The Borrowers shall provide to the Lender and Exim such other financial or other information as the Lender may request in its reasonable discretion from time to time.

     (d) Within one hundred twenty (120) days from the end of each fiscal year, GP Strategies shall provide to the Lender and Exim a copy of its 10-K and ManTech shall provide to the Lender and Exim the consolidated balance sheets and income and expense statements of ManTech together with its subsidiaries audited by a national independent certified public accountant firm. Within sixty (60) days from the end of each fiscal quarter, GP Strategies shall provide to the Lender and Exim a copy of its 10 Q SEC reports and ManTech shall provide to the Lender and Exim the consolidated balance sheets and income and expense statements of Mantech in the same form currently being provided to the Lender in connection with a separate loan made by the Lender to ManTech. If the Lender desires additional financial information from GP Strategies and ManTech, GP
Strategies and ManTech will permit the Lender's officers or authorized representatives or accountants to discuss GP Strategies' and ManTech's affairs, finances and accounts with their respective officers at such reasonable times during normal business hours, and as often as the Lender may desire. In the event GP Strategies and/or ManTech refuses to so discuss such affairs, finances and accounts or promptly provide such supplemental material as the Lender may reasonably request during such discussions, an Event of Default shall be conclusively deemed to have occurred, and the Lender may proceed to assert its rights under this Agreement, any documents executed in connection with this Agreement or the Loan Documents as if such Event of Default had occurred without regard to whether an Event of Default has actually occurred.

     (e) The Borrowers shall provide to the Lender such other financial or other information as the Lender may request in its reasonable discretion from time to time.

     15. Primary Depository Account. The Borrowers shall maintain their primary depository accounts with the Lender.

     16. Cross-Default and Cross-Collateralization.

     (a) A default under the GSE Power Line of Credit shall be a default under the GSE Process Line of Credit. A default under the GSE Process Line of Credit shall be a default under the GSE Power Line of Credit.

     (b) The collateral covered by the GSE Power Line of Credit Agreement and the GPI Security Agreement shall also secure the GSE Process Line of Credit and the GSE Process Letter of Credit. The collateral covered by the GSE Process Line of Credit Agreement shall also secure the GSE Power Line of Credit and the GSE Power Letter of Credit. The term "Borrower's Obligations" as used in the GSE Power Line of Credit Agreement shall mean collectively "Borrower's Obligations" as defined in the GSE Power Line of Credit Agreement and "Borrower's Obligations" as defined in the GSE Process Line of Credit Agreement. The term "Borrower's Obligations" as used in the GSE Process Line of Credit Agreement shall mean collectively "Borrower's Obligations" as defined in the GSE Process Line of Credit Agreement and "Borrower's Obligations" as defined in the GSE Power Line of Credit Agreement. The term "Liabilities" as defined in the GPI Security Agreement shall mean "Liabilities" as defined in the GPI Security Agreement and shall also include the obligations of GPI as guarantor of the GSE Process Line of Credit pursuant to its Amended and Restated Guaranty executed in connection with this Agreement. The Borrowers and GPI hereby assign and reassign, pledge and repledge and grant and regrant to the Lender, and confirm that the Lender has a perfected and continuing security interest, in, and lien on the following: (a) all of the Borrowers' and GPI's Accounts, Inventory, Chattel Paper, Documents, Instruments, General Intangibles (including, without limitation, all tax refunds), and Equipment (whether or not fixtures), whether now owned or existing or hereafter acquired or arising, other than vehicle leases and equipment leases, (b) all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to an Account or Chattel Paper, (c) all insurance policies relating to the foregoing, (d) all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to the foregoing and all equipment and general intangibles necessary or beneficial to retain, access and/or process the information contained in those books and records, (e) the Lockboxes, the Borrowers' Accounts, the Restricted Accounts, and any other account maintained by any of the Borrowers or GPI with the Lender and all cash held therein; and (f) all cash and non-cash proceeds and products of the foregoing, as security for all of the Borrowers' indebtedness under the Lines of Credit, the Letter of Credit Agreements (or any obligations related to the Letters of Credit) and all other obligations of the Obligors under any of the Loan Documents, this Agreement or any documents executed in connection with this Agreement.

     17. Guaranties. GSE and GPI shall continue to guarantee the GSE Power Line of Credit. GSE shall continue to guarantee the GSE Process Line of Credit. GSE B.V., GSE Singapore, GSE Belgium, GP Strategies and ManTech, jointly and severally, shall continue to guarantee the GSE Process Line of Credit and in addition shall guarantee the GSE Power Line of Credit. The liability of GSE, GPI, GSE B.V., GSE Singapore and GSE Belgium is and shall continue to be unlimited. The liability of GP Strategies and ManTech is and shall continue to be limited to $1,500,000 each, which shall increase by an amount equal to fifty percent (50%) of any amounts drawn by the beneficiary of Letter of Credit No. 405600 and/or any replacement for such Letter of Credit issued pursuant to paragraph 10 hereof on or prior to their respective expiration dates. Such increases shall be effective immediately and automatically upon any such draw(s). GSE Power and GSE Process shall also guarantee the Lines of Credit of each other. In addition, all other affiliates and subsidiaries of GSE, GSE Power and GSE Process (the "Additional Guarantors") shall jointly and severally guarantee the Lines of Credit, such guarantees to be unlimited.

     18. MIDFA Guaranty. The Borrowers shall use their best efforts to obtain $1,000,000 in insurance from the Maryland Industrial Development Financing Authority ("MIDFA") for the Lines of Credit. The Borrowers shall be solely responsible for obtaining the MIDFA guarantee and for paying any premiums, fees or other costs related thereto. Commencing on January 1, 1999 and on the first day of each month thereafter until the Lines of Credit have been paid in full, the Borrowers shall provide to the Lender a written status report detailing these efforts, together with copies of all correspondence, agreements and other writings related to such efforts.

     19. Audits of Collateral. The Borrowers shall permit the Lender or any agent or representative thereof, at any reasonable time and from time to time, to conduct a field audit of the inventory and a book audit of the accounts receivable and other collateral at least twice between the date of closing and the Maturity Date. The Obligors shall be responsible for all costs and expenses associated with such audits, which shall be deemed to be obligations which are secured by the Loan Documents, as amended by this Agreement and the documents executed in connection with this Agreement.

     20. Refinancing. The Borrowers shall use their best efforts to secure refinancing or seek debt and/or equity in amounts sufficient to satisfy in full the Lines of Credit on or prior to the Maturity Date. Commencing on January 15, 1999 and on the fifteenth day of each month thereafter until the Lines of Credit have been paid in full, the Borrowers shall provide to the Lender a written status report detailing these efforts, together with copies of all supporting documentation, including all material correspondence, agreements and other writings related to such efforts.

     21. Press Releases. The Borrowers shall provide the Lender and the Export-Import Bank with copies of all press releases relating to the Obligors and any subsidiaries or affiliates of the Obligors contemporaneously with their release.

     22. Additional Documentation/Post-Closing Items.

     (a) Contemporaneously with the execution hereof, the Borrowers shall execute modifications of the Notes, substantially in the forms attached hereto as Exhibit A.
     (b) Contemporaneously with the execution hereof, the Guarantors and Additional Guarantors shall execute guaranties, substantially in the forms attached hereto as Exhibit B.
     (d) Within ten (10) days after the execution hereof, the Borrowers and GPI shall deliver to the Lender a list of all of the locations at which any of the collateral is located, the approximate value of the collateral located at each such location and a listing of the collateral located at each such location and, within two (2) days of a request by the Lender shall execute and deliver to the Lender such amendments to the existing financing statements and such additional financing statements as the Lender may request.
     (e) Within (2) days of a request by the Lender, GSE Power and GPI shall execute and deliver to the Lender such amendments/reaffirmations of the GSE Power Assignment of Patents and the GPI Assignment of Patents and related documents as the Lender may request.
     (f) Within five (5) days after the execution hereof, the Borrowers shall deliver to the Lender a letter signed by counsel for the Borrowers stating that
(i) Ryan Nuclear Industries (RNI) is a division of GSE Power and is not a separately organized legal entity; (ii) Ryan Nuclear Industries (RNI) is the same entity that the Borrowers report on the borrowing base certificates that the Borrowers submit to the Lender and (iii) GSE Process Solutions BV (KOREA) is a division of GSE Process Solutions BV (Netherlands) and is not a separately organized legal entity.

     23. Resolutions of the Obligors/Good Standing. Within fifteen (15) days after the execution of this Agreement, the Obligors shall deliver to the Lender resolutions prepared by the Obligors evidencing their consent to the execution of this Agreement and the documents executed in connection with this Agreement. Within ten (10) days after the execution of this Agreement, the Obligors shall also obtain and deliver to the Lender current good standing certificates for all of the jurisdictions in which the Obligors are incorporated or doing business. Notwithstanding the foregoing, GP Strategies and ManTech shall only be required to obtain and deliver to the Lender, within ten (10) days after the execution of this Agreement, current good standing certificates for the jurisdictions in which GP Strategies and ManTech are incorporated and for the State of Maryland if GP Strategies or ManTech are doing business in Maryland.

     24. Representations and Warranties. In order to induce the Lender to enter into this Agreement, the Obligors represent and warrant to the Lender as follows:


     (a) Existing Representations and Warranties. The representations and warranties set forth in the Loan Documents are true and correct in all material respects (references to financial statements of the Borrowers and GSE shall be deemed to be references to the latest financial statements of the Borrowers and
GSE) with the same effect as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

     (b) No Defaults or Events of Default. The Borrowers are in compliance with all terms and provisions of the Loan Documents, except for the financial covenants set forth in Article X of the Line of Credit Agreements.

     (c)  Organization  and  Standing.   Each  Obligor  is  a  corporation  duly
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with corporate power adequate to own and operate the properties owned by it, to carry on the business conducted by it, to enter into and perform this Agreement and to carry out the transactions contemplated hereby.

     (d) Authorization and Validity. The execution and delivery of this Agreement by each of the Obligors and the performance of each Obligor's obligations hereunder have been duly authorized by proper corporate action and this Agreement constitutes the legal, valid and binding obligations of each Obligor and is enforceable in accordance with its terms.

     (e) Compliance with Other Instruments. None of the Obligors are in violation of any provision of its articles of incorporation or by-laws and are not in default under any existing judgment or decree or of any existing law, governmental order, rule or regulation applicable to it, or of any agreement or other instrument to which it is a party or by which it or its assets are bound to the extent that any such violation would affect the ability of any of the Obligors to perform any of their obligations under this Agreement, any documents executed in connection with this Agreement or the Loan Documents in any material respect. Neither the execution and delivery of this Agreement nor the consummation of the transactions herein contemplated, nor compliance with the terms and provisions hereof, has constituted or resulted in or will constitute or result in a breach of the articles of incorporation or by-laws of any Obligor, or the violation of any presently existing applicable governmental requirement or will conflict or will be inconsistent with or will result in any breach of, any of the terms, covenants, conditions or provisions thereof, or will constitute a default under, any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which any Obligor is a party or by which any Obligor may be bound or subject to the extent that any such breach or default would affect the ability of any of the Obligors to perform any of their obligations under this Agreement, any documents executed in connection with this Agreement or the Loan Documents in any material respect.

     (f) Assets. The Borrowers' and GPI's assets are not subject to any existing liens or encumbrances except that granted to the Lender except as shown on Exhibit C attached hereto.

     (g) No Claims, etc. There are no claims, defenses or setoffs with respect to the Notes or with respect to any of the other Loan Documents, or with respect to the indebtedness evidenced or secured thereby or with respect to the collection or enforcement of any of the same (and to the extent any such claim, setoff or defense exists, they are each waived and relinquished in their entirety).

     (h) Disclosure. This Agreement and all agreements, documents, certificates or statements furnished to the Lender by or on behalf of the Obligors in connection with the transactions contemplated hereby are true, correct and complete and do not contain any untrue statement of material fact.

     (i) Benefit. Each Obligor has derived direct or indirect benefit from this Agreement and the transactions contemplated hereby.

     (j) Free Act and Will. The Obligors are not entering into this Agreement in reliance upon any statement, representation or warranty of any nature whatsoever made by the Lender, or any other person or entity whatsoever, which is not expressly stated herein, and each Obligor has entered into this Agreement entirely of its own free act and will.

     (k) Ryan Nuclear Industries (RNI). Ryan Nuclear Industries (RNI) is a division of GSE Power and is not a separately organized legal entity. Ryan Nuclear Industries (RNI) is the same entity that the Borrowers report on the borrowing base certificates that the Borrowers submit to the Lender.

     (l) GSE Process Solutions BV (KOREA). GSE Process Solutions BV (KOREA) is a division of GSE Process Solutions BV (Netherlands) and is not a separately organized legal entity.

     25. Events of Default. The occurrence of one or more of any of the following events (the "Events of Default") shall constitute an Event of Default under this Agreement:

     (a) Failure to pay to the Lender when due any amounts required by this Agreement or any document executed in connection with this Agreement.

     (b) Failure to comply with or perform as and when required, or to observe, any of the terms, conditions or covenants of this Agreement or any document executed in connection with this Agreement.

     (c) If any representation or warranty made herein, in any document executed in connection with this Agreement or in any report, certificate, financial statement or other instrument furnished in connection with this Agreement, shall prove to have been materially false or misleading on the date as of which it was made.

     (d) If the Lender determines in good faith that a material adverse change has occurred in the financial condition or business condition of GSE, GSE Power and/or GSE Process.

     (e) If the Exim Guaranty has not been extended fourteen (14) days before it is due to expire;

     (f) If the Exim Guaranty otherwise ceases to be in full force and effect or a default occurs thereunder or under the Exim Borrower Agreement.

     (g) If any of the Letters of Credit are drawn and not repaid by the Borrowers immediately upon demand by the Lender.

     (h) If the Borrower fails to provide satisfactorily, in the Lender's sole determination, for the Borrower's year 2000 compatibility and the same is not cured within thirty (30) days after written notice thereof.

     (i) If a default which remains uncured after the expiration of any applicable cure period or an Event of Default occurs under any of the Loan Documents and such default shall not be cured within any applicable cure periods set forth therein.

     26. Remedies. Immediately upon the occurrence of any Event of Default, the Lender shall have the right to exercise any and all rights available to it under this Agreement, any document executed in connection with this Agreement or any of the Loan Documents and applicable law. All rights and remedies available to the Lender under this Agreement, any document executed in connection with this Agreement or any of the Loan Documents and applicable law may be asserted concurrently, cumulatively or successively, from time to time, as long as the parties hereto shall be indebted to the Lender.

     27. Release. Each Obligor, for itself and its directors, officers, employees, agents, members, predecessors, successors and assigns, hereby releases and forever waives and relinquishes all claims, demands, obligations, liabilities and causes of action of whatsoever kind or nature, whether known or unknown, which it or he has, may have or might have or assert now or in the future against the Lender and/or any affiliates or entities related to such entity, and any of the directors, officers, employees, agents, predecessors (including CoreStates Bank, N.A.), successors and assigns, as the case may be, of all such entities, in connection with, directly or indirectly, this Agreement, the Loan Documents, any document executed in connection with this Agreement or any transactions contemplated hereby or thereby, any prior loan made or credit extended to the Borrowers by the Lender or otherwise to any relationship between any Obligor and the Lender.

     28. Further Assurances and Corrective Instruments. The Obligors will execute, acknowledge and deliver, from time to time, such supplements hereto and such further instruments and documents, as the Lender may require in its reasonable discretion to protect, perfect and enforce the Lender's interest in any collateral security for the Lines of Credit or to facilitate the carrying out of the intentions of the parties to this Agreement.

     29. Waiver of Trial by Jury. Each Obligor and the Lender hereby waive trial by jury in any action or proceeding to which any Obligor and the Lender may be parties, arising out of or in any way pertaining to this Agreement, any of the documents executed in connection with this Agreement or the Loan Documents. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not parties to this Agreement. This waiver is knowingly, willingly and voluntarily made by each Obligor and each Obligor hereby represents that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. Each Obligor further represents that it has been represented or has had the opportunity to be represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.

     30. Bankruptcy.

     (a) Each of the Borrowers and GPI warrants and represents to the Lender that it has no present intent (i) to file any voluntary petition in bankruptcy under any Chapter of the Bankruptcy Code or directly or indirectly to cause any of the Borrowers, GPI or any other person or entity that may hereafter own any interest in, or claim any beneficial interest in, any collateral for the Lines of Credit, to file any voluntary petition in bankruptcy under any Chapter of the Bankruptcy Code or to have any involuntary petition in bankruptcy filed against it under any Chapter of the Bankruptcy Code or (ii) in any manner directly or indirectly to cause any of the Borrowers, GPI or any other person or entity that may hereafter own any interest in, or claim any beneficial interest in, any collateral for the Lines of Credit, to seek relief, protection, reorganization, liquidation, dissolution, or similar relief for debtors under any federal, state, or local law, or in equity, or (iii) in any manner directly or indirectly to cause any of the collateral for the Lines of Credit to be the subject of any bankruptcy or insolvency proceedings or the property of any bankruptcy or insolvency estate.

     (b) Each of the Borrowers and GPI acknowledges and agrees that in the event the collateral for the Lines of Credit or any portion thereof shall ever become the subject of any bankruptcy or insolvency estate, then the Lender shall immediately become entitled, among other relief to which the Lender may be entitled under this Agreement, the Loan Documents, the documents executed in connection with this Agreement and at law or in equity, to obtain upon ex parte application therefor and without further notice or action of any kind, (i) an order from the court prohibiting the use by the trustee in bankruptcy or by any of the Borrowers or GPI as debtor in possession of the Lender's "cash collateral" (as such term is defined in Section 363 of the Bankruptcy Code) in connection with the Lines of Credit, and (ii) an order from the court granting immediate relief from the automatic stay pursuant to Section 362 of the Bankruptcy Code so as to permit the Lender to exercise all of its rights and remedies pursuant to this Agreement, the Loan Documents, the documents executed in connection with this Agreement and at law and in equity, and each of the Borrowers and GPI further acknowledges and agrees that the occurrence or existence of any Event of Default under this Agreement shall, in and of itself, constitute "cause" for relief from the automatic stay pursuant to the provisions of Section 362(d)(1) of the Bankruptcy Code.

     (c) Each of the Borrowers and GPI further acknowledges and agrees that in the event of the filing of any voluntary or involuntary petition in bankruptcy by or against any of the Borrowers or GPI, none of the Borrowers or GPI shall assert or request any other party to assert that the automatic stay provided by
Section 362 of the Bankruptcy Code shall operate or be interpreted to stay, interdict, condition, reduce, or inhibit the ability of the Lender to enforce any rights it has by virtue of this Agreement the Loan Documents or the documents executed in connection with this Agreement, or any other rights the Lender has, whether now or hereafter acquired, against any person or entity which is not a debtor in such bankruptcy proceedings or against any property owned by any such non-debtor; and further that, in the event of the filing of any voluntary or involuntary petition in bankruptcy by or against any of the Borrowers or GPI, none of the Borrowers or GPI shall seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to Section 105 of the Bankruptcy Code or any other provision of the Bankruptcy Code, to stay, interdict, condition, reduce, or inhibit the ability of the Lender to enforce any rights it has by virtue of this Agreement, the Loan Documents, the documents executed in connection with this Agreement or at law or in equity, or any other rights the Lender has, whether now or hereafter acquired, against any person or entity which is not a debtor in such bankruptcy proceedings, or against any property owned by any such non-debtor.

     31. Consent to Assignment of Lines of Credit and Disclosure of Documents. Each of the Obligors consents to the sale and assignment by the Lender of any or all of their interest in the Lines of Credit at any time in the Lender's sole and absolute discretion. Within fifteen (15) days after any such sale or assignment, the Lender shall provide the Obligors with notice of the name of the individual or entity purchasing such Lines of Credit. In conjunction with such assignment, each of the Obligors consents to the disclosure of any and all books, records, files, loan agreements, notes, deeds of trust, guaranties, financing statements, assignments of leases, statements, ledger cards, signature cards, corporate and/or partnership documents, financial statements, leases, appraisals, environmental audits, hazard and liability insurance policies, title insurance policies, loan payment histories, income tax returns, credit analyses, notes, correspondence, internal memoranda, checks, deposit account records and other documents which are in the Lender's possession or control or to which the Lender is entitled under the terms of this Agreement, any documents executed in connection with this Agreement or the Loan Documents relating to the Lines of Credit to prospective assignees.

     32. Power of Attorney. Each of the Obligors makes, constitutes and appoints the Lender and any agent of the Lender designated by the Lender as their true and lawful attorney-in-fact with full power and authority to endorse, execute and sign for them and in their name all documents and writings which they are required to execute and deliver to the Lender under this Agreement, any document executed in connection with this Agreement or the Loan Documents, which the Lender deems necessary or appropriate to create, perfect, preserve, protect, or enforce the Lender's security interest or rights under this Agreement, any document executed in connection with this Agreement or the Loan Documents. Notwithstanding the foregoing, the Lender agrees not to exercise the foregoing power unless the Obligors have not complied with any request by the Lender to endorse or execute such documents and writings and delivered such endorsed and executed documents and writings to the Lender within five (5) days of a request by the Lender.

     33. Year 2000 Compatibility. By June 30, 1999, the Borrowers shall take all reasonable action necessary to assure that the Borrowers' computer-based system is able to operate and effectively process data (including dates) on and after January 1, 2000, in order to (a) conduct normal internal business operations (i.e., processing of timesheets, running of payroll, the operation of internal automated financial operations and human resources computer systems, periodic progress reports for work performed and invoices to enable payment for work performed), and (b) avoid any material adverse effect that may occur to any Borrower's business operations performed for the benefit of such Borrower's customers as a result of any Borrower's failure to provide satisfactorily, in the Lender's sole determination, for such Borrower's year 2000 compatibility. All such systems (i) shall not cease to perform or provide (and shall not cause any software and/or system which is material to the operations of such Borrower or any interface therewith to provide) invalid or incorrect results as a consequence of date functionality and/or data; (ii) shall not experience any degradation of performance or functionality arising from or relating to date functionality and/or data which is material to the operations of such Borrower or any material interface therewith and which represents or references different centuries, more than one century or leap years; (iii) shall effectively and accurately manage and manipulate data which is material to the operations of such Borrower or any material interface therewith and used by such business computer related systems and derived from, involving or relating in any way to dates, including single century formulas and multi-century or leap year formulas; and (iv) shall not cause an abnormal ending scenario within such business computer related systems or in any software and/or system with which such systems interface (or generate incorrect values or invalid results involving such dates) that could have a material adverse effect on such Borrower's business operations. By February 28, 1999, the Borrowers shall provide the Lender with an assessment with respect to the Borrowers' year 2000 vulnerability. By March 31, 1999, the Borrowers shall provide the Lender with its written plan setting forth in reasonable detail the actions the Borrowers intend to take to ensure the Borrowers' year 2000 compatibility and shall provide the Lender quarterly, or more frequently upon the Lender's request, with reports evidencing the Borrowers' progress toward year 2000 compatibility. By June 30, 1999, the Borrowers shall also provide the Lender with its written plan setting forth in reasonable detail a contingency plan in the event that the Borrowers have not completed the actions the Borrowers intend to take to ensure year 2000 compatibility by December 31, 1999. The Borrowers' failure to provide satisfactorily, in the Lender's sole determination, for the Borrowers' year 2000 compatibility shall be an Event of Default.

     34. Miscellaneous.

     (a) Waivers by the Lender. Neither any failure nor any delay on the part of the Lender in exercising any right, power or remedy under this Agreement, any documents executed in connection with this Agreement or the Loan Documents, or under applicable law shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercises thereof or the exercise of any other right, power or remedy. No waiver or forbearance by the Lender as to any of the Obligors shall waive or release any rights or claims which the Lender may now have or hereafter have against any other person, firm or individual. The Lender reserves all rights except to the extent expressly provided herein.

     (b) Modifications. No modification or waiver of any provision of this Agreement, any documents executed in connection with this Agreement or the Loan Documents, and no consent by the Lender to any departure by the Obligors therefrom shall in any event be effective unless the modification, waiver or consent shall be in writing. Any such waiver or consent shall be effective only in the specific instance or for the purpose for which given. No notice to, or demand upon the Obligors in any case shall entitle the Obligors to any other or further notice or demand in the same, similar or other circumstances.

     (c) No Novation. Nothing set forth in this Agreement or in any of the documents executed in connection with this Agreement shall cause a novation nor shall it extinguish, terminate, or impair the Obligors' obligations under the Loan Documents, as amended by this Agreement, or affect the priority of the lien of the Lender established by the Loan Documents.

     (d) Applicable Law. The performance, construction and enforcement of this Agreement, the documents executed in connection with this Agreement and the Loan Documents shall be governed by the laws of the State of Maryland.

     (e)  Survival;   Successors  and  Assigns.   All   covenants,   agreements,
representations and warranties made herein, in any documents executed in connection with this Agreement and in the Loan Documents shall continue in full force and effect. Whenever in this Agreement any of the parties is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, agreements, representations and warranties by or on behalf of the Obligors which are contained in this Agreement, in any documents executed in connection with this Agreement and the Loan Documents shall inure to the benefit of the Lender and its successors and assigns.

     (f) Severability. If any term, provision or condition, or any part thereof, of this Agreement, any documents executed in connection with this Agreement or the Loan Documents shall for any reason be found or held to be invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or enforceability shall not affect the remainder of such term, provision or condition or any other term, provision or condition, and this Agreement, any documents executed in connection with this Agreement and the Loan Documents shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

     (g) Merger and Integration. This Agreement, any documents executed in connection with this Agreement and the Loan Documents contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement or promise made by any party hereto, or any employee, officer, agent or attorney of any party hereto, shall be valid or binding.

     (h) Headings. The headings and subheadings contained in the titling of this Agreement are intended to be used for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

     (i) Gender, Singular. All references made (a) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, and (b) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well.

     (j) Time of Essence. Time is of the essence of this Agreement.

     35. Notices. Any notices required or permitted by this Agreement shall be in writing and shall be deemed delivered if hand delivered or delivered by certified mail, postage prepaid, return receipt requested, or by facsimile or telegraph as follows, unless such address is changed by written notice hereunder:

     If to the Obligors: GSE Systems, Inc.

     9189 Red Branch Road
     Columbia, MD  21045
     Facsimile:        (410) 772-3641
     Attention:        Steve Fogarty
     Senior Vice President/Chief Financial Officer

     If to ManTech:             ManTech International  Corporation
                                12015 Lee Jackson Highway
                                8th Floor
                                Fairfax, VA  22033-3300
                                Attention:        Jodee E. Batdorf, Esquire

     If to GP Strategies:       GP Strategies Corporation
                                9 West 57th Street
                                Suite 4170
                                New York, New York
                                Attention:        Andrea D. Kantor, Esquire

     with a copy to:            Hedy L. Nelson, Esquire
                                1899 L Street, N.W.
                                Third Floor
                                Washington, D.C.  20036

     If to the Lender:          First Union National Bank
                                1970 Chain Bridge Road
                                7th Floor
                                McLean, Virginia  22102
                                Facsimile: (703) 760-5817
                                Attention:        David A. Dix
                                Vice President

     with a copy to:            Piper & Marbury L.L.P.
                                36 South Charles Street
                                Baltimore, Maryland 21201
                                Facsimile: (410) 576-5055
                                Attention:  Richard M. Kremen, Esquire

     36. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one in the same agreement.

     37. Condition Precedent to Effectiveness. Within five (5) days after the execution of this Agreement, the Borrowers shall obtain and provide to the Lender the written consent of Exim to this Agreement and the documents executed in connection with this Agreement. This Agreement and the documents executed in connection with this Agreement shall be effective as of January 1, 1999 on the earlier of the date the Borrowers provide such written consent of Exim to the Lender or the date which is five (5) business days after Exim receives a written request for such consent in the event that Exim does not respond to such request. In the event that the Borrowers fail to obtain and provide such written consent of Exim to the Lender within five (5) days after the execution of this Agreement, this Agreement and the documents executed in connection with this Agreement shall not become effective. In such event, the Lines of Credit shall have matured on December 31, 1998 and the Lender shall have the right to exercise any and all rights available to it under any of the Loan Documents and applicable law.

     IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed, this Agreement under seal as of the date first written above.

WITNESS/ATTEST: BORROWERS:                  GSE POWER SYSTEMS, INC.
                                            f/k/a Simulation, Systems & Services
                                                  Technologies Company


                                            By:/S/   STEPHEN J. FOGARTY  (SEAL)
---------------------------------              --------------------------------
                                               Name: Stephen J. Fogarty
                                                    ---------------------------
                                              Title: Senior Vice President
                                                    ---------------------------


                                            MSHI, INC.



                                            By:/S/   STEPHEN J. FOGARTY  (SEAL)
----------------------------------             --------------------------------

                                               Name: Stephen J. Fogarty
                                                    ---------------------------

                                              Title: Senior Vice President
                                                     --------------------------


                                            GSE PROCESS SOLUTIONS, INC.



                                            By:/S/   STEPHEN J. FOGARTY  (SEAL)
-----------------------------------            --------------------------------

                                               Name: Stephen J. Fogarty
                                                    ---------------------------

                                              Title: Senior Vice President
                                                     --------------------------
GUARANTORS:



                                            GSE SYSTEMS, INC.


                                            By:/S/   STEPHEN J. FOGARTY  (SEAL)
-----------------------------------            --------------------------------

                                               Name: Stephen J. Fogarty
                                                    ---------------------------

                                              Title: Senior Vice President
                                                    ---------------------------


                                            GP INTERNATIONAL ENGINEERING
                                                              & SIMULATION, INC.


                                            By:/S/   STEPHEN J. FOGARTY  (SEAL)
-----------------------------------            --------------------------------

                                               Name: Stephen J. Fogarty
                                                    ---------------------------

                                              Title: Senior Vice President
                                                    ---------------------------

                                            GP STRATEGIES CORPORATION


                                            By:/S/   SCOTT GREENBERG     (SEAL)
------------------------------------           --------------------------------
                                               Name: Scott Greenberg
                                                    ---------------------------
                                              Title: Executive Vice President
                                                    ---------------------------

                                            MANTECH INTERNATIONAL CORPORATION


                                            By:/S/   MATTHEW P. GALASKI   (SEAL)
------------------------------------           --------------------------------

                                               Name: Matthew P. Galaski
                                                    ---------------------------

                                              Title: Vice President
                                                    ---------------------------


                                            GSE PROCESS SOLUTIONS B.V.


                                            By:/S/   STEPHEN J. FOGARTY   (SEAL)
------------------------------------           --------------------------------

                                               Name: Stephen J. Fogarty
                                                    ---------------------------

                                              Title: Senior Vice President
                                                    ---------------------------


                                            GSE PROCESS SOLUTIONS
                                                         SINGAPORE (PTE) LIMITED



                                            By:/S/CHRISTOPHER M. CARNAVOS (SEAL)
-------------------------------------          --------------------------------

                                               Name:Christopher M. Carnavos
                                                    ---------------------------

                                              Title:Director
                                                    ---------------------------


                                            GSE PROCESS SOLUTIONS BELGIUM NV


                                            By:/S/   STEPHEN J. FOGARTY   (SEAL)
--------------------------------------         --------------------------------

                                               Name: Stephen J. Fogarty
                                                    ---------------------------

                                              Title: Director
                                                    ---------------------------


LENDER: FIRST UNION NATIONAL BANK


                                             By:/S/  DAVID A. DIX         (SEAL)
                                                -------------------------------

                                                Name:David A. Dix
                                                     --------------------------

                                               Title:Vice President
                                                     -------------------------




STATE OF ______________________
                                              SS:
CITY/COUNTY OF ________________

     I HEREBY CERTIFY that on this __________ day of ___________, 19____, before me, the undersigned officer, personally appeared ____________________, who acknowledged himself/herself to be the ____________________ of GSE Power Systems, Inc., f/k/a Simulation, Systems & Services Technologies Company, and that (s)he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of GSE Power Systems, Inc., as ____________________ of GSE Power Systems, Inc.

     IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.

                                              ---------------------------------
                                              Notary Public
My Commission expires:


STATE OF ______________________
                                              SS:
CITY/COUNTY OF ________________

     I HEREBY CERTIFY that on this __________ day of ___________, 19____, before me, the undersigned officer, personally appeared ____________________, who acknowledged himself/herself to be the ____________________ of MSHI, Inc., and that (s)he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of MSHI, Inc., as ____________________ of MSHI, Inc.

     IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.

                                             ----------------------------------
                                             Notary Public
My Commission expires:



STATE OF ______________________
                                             SS:
CITY/COUNTY OF _______________

     I HEREBY CERTIFY that on this __________ day of ___________, 19____, before me, the undersigned officer, personally appeared ____________________, who acknowledged himself/herself to be the ____________________ of GSE Process Solutions, Inc., and that (s)he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of GSE Process Solutions, Inc., as ____________________ of GSE Process Solutions, Inc.

     IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.


                                              ---------------------------------
                                              Notary Public
My Commission expires:


STATE OF ______________________
                                              SS:
CITY/COUNTY OF _______________

     I HEREBY CERTIFY that on this __________ day of ___________, 19____, before me, the undersigned officer, personally appeared ____________________, who acknowledged himself/herself to be the ____________________ of GSE Systems, Inc., and that (s)he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of GSE Systems, Inc., as ____________________ of GSE Systems, Inc.

     IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.


                                               --------------------------------
                                               Notary Public
My Commission expires:



STATE OF ______________________
                                                SS:
CITY/COUNTY OF _______________

     I HEREBY CERTIFY that on this __________ day of ___________, 19____, before me, the undersigned officer, personally appeared ____________________, who acknowledged himself/herself to be the ____________________ of GP International Engineering & Simulation, Inc., and that (s)he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of GP International Engineering & Simulation, Inc., as ____________________ of GP International Engineering & Simulation, Inc.

     IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.


                                               --------------------------------
                                               Notary Public
My Commission expires:


STATE OF ______________________
                                               SS:
CITY/COUNTY OF ________________

     I HEREBY CERTIFY that on this __________ day of ___________, 19____, before me, the undersigned officer, personally appeared ____________________, who acknowledged himself/herself to be the ____________________ of GP Strategies Corporation, and that (s)he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of GP Strategies Corporation, as ____________________ of GP Strategies Corporation.

     IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.


                                               --------------------------------
                                               Notary Public
My Commission expires:




STATE OF ______________________
                                               SS:
CITY/COUNTY OF ________________

     I HEREBY CERTIFY that on this __________ day of ___________, 19____, before me, the undersigned officer, personally appeared ____________________, who acknowledged himself/herself to be the ____________________ of ManTech International Corporation, and that (s)he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of ManTech International Corporation, as ____________________ of ManTech International Corporation.

     IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.


                                               --------------------------------
                                               Notary Public
My Commission expires:


STATE OF ______________________
                                               SS:
CITY/COUNTY OF ________________

     I HEREBY CERTIFY that on this __________ day of ___________, 19____, before me, the undersigned officer, personally appeared ____________________, who acknowledged himself/herself to be the ____________________ of GSE Process Solutions B.V., and that (s)he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of GSE Process Solutions B.V., as ____________________ of GSE Process Solutions B.V.

     IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.


                                               --------------------------------
                                               Notary Public
My Commission expires:



STATE OF ______________________
                                               SS:
CITY/COUNTY OF _______________

     I HEREBY CERTIFY that on this __________ day of ___________, 19____, before me, the undersigned officer, personally appeared ____________________, who acknowledged himself/herself to be the ____________________ of GSE Process Solutions Singapore (PTE) Limited, and that (s)he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of GSE Process Solutions Singapore (PTE) Limited, as ____________________ of GSE Process Solutions Singapore (PTE) Limited.

     IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.


                                               --------------------------------
                                               Notary Public
My Commission expires:


STATE OF ______________________
                                               SS:
CITY/COUNTY OF _______________

     I HEREBY CERTIFY that on this __________ day of ___________, 19____, before me, the undersigned officer, personally appeared ____________________, who acknowledged himself/herself to be the ____________________ of GSE Process Solutions Belgium NV, and that (s)he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of GSE Process Solutions Belgium NV, as ____________________ of GSE Process Solutions Belgium NV.

     IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.


                                               --------------------------------
                                               Notary Public
My Commission expires:



STATE OF ______________________
                                               SS:
CITY/COUNTY OF ________________

     I HEREBY CERTIFY that on this __________ day of ___________, 19____, before me, the undersigned officer, personally appeared David A. Dix, who acknowledged himself to be a Vice President of First Union National Bank, and that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of First Union National Bank, as a Vice President of First Union National Bank.

     IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.

                                               --------------------------------
                                               Notary Public
My Commission expires: